EXHIBIT 99.1

News Release

TranSwitch Corporation Announces
Third Quarter 2009 Financial Results

Company Achieves Second Consecutive Quarter of Profitability from Operations

SHELTON, CT – October 28, 2009 – TranSwitch Corporation (NASDAQ: TXCC), a leading provider of semiconductor solutions for the converging voice, data and video network, today announced financial results for the third quarter ended September 30, 2009.

Net revenues for the third quarter of 2009 were approximately $15.2 million, as compared to net revenues of $14.5 million for the second quarter of 2009 and $10.5 million for the third quarter of 2008.  The GAAP net loss for the third quarter of 2009 was ($1.5) million, or ($0.01) per basic and diluted common share as compared to a net loss of ($1.3) million, or ($0.01) per basic and diluted common share, during the second quarter of 2009 and a net loss of ($3.0) million, or ($0.02) per basic and diluted common share during the third quarter of 2008.

The GAAP gross margin for the third quarter was 54%. This is compared to the Company's GAAP gross margin of 59% for the second quarter of 2009, and 57% for the third quarter of 2008.

Total non-GAAP operating expenses for the third quarter of fiscal 2009 were $8.0 million, down from the second quarter of fiscal 2009 level of $8.1 million. Total GAAP operating expenses for the third quarter of fiscal 2009 were $8.8 million and included $0.4 million in amortization of purchase price intangibles, $0.3 million in stock-based compensation and $0.1 million in restructuring charges.

Non-GAAP operating income for the third quarter of fiscal 2009 was $0.2 million, compared to non-GAAP operating income of $0.5 million for the second quarter of fiscal 2009 and a non-GAAP operating loss of ($2.4) million for the third quarter of 2008.  On a GAAP basis, the operating loss for the third quarter of fiscal 2009 was ($0.6) million, compared to an operating loss of ($0.3) million for the second quarter of fiscal 2009 and an operating loss of ($2.7) million for the third quarter of 2008.

Non-GAAP net loss for the third quarter was ($0.7) million, or ($0.00) per share compared with a non-GAAP net loss of ($0.5) million, or ($0.00) per share, for the second quarter of 2009 and a non-GAAP net loss of ($2.6) million, or ($0.02) per share, for the third quarter of 2008.  The non-GAAP net loss excluded amortization of purchase price intangibles of $0.4 million, stock–based compensation of $0.3 million and restructuring charges of $0.1 million.

Further information about non-GAAP measures and a reconciliation to the GAAP results is provided after the financials attached to this release.

“For the second consecutive quarter, TranSwitch achieved sequential revenue growth and profitability from its operations on a non-GAAP basis,” stated Dr. Santanu Das, President and CEO of TranSwitch Corporation.

“As we entered 2009, our goal was to create a leaner, more efficient, growing, and profitable company.  Our strategy was to manage our expenses at roughly $8 million per quarter and improve our top line by focusing on the higher growth Access and CPE markets.  We have successfully delivered on that strategy,” continued Dr. Das.

“Our R&D focus is to invest in the Access and CPE markets as we believe we have significant advantages compared to our competition.  We are an incumbent silicon provider in Access in Japan and in the CPE area in Korea.  We also believe that with ‘Triple/Quad-Play’ driving future network growth, our industry-leading VoIP technologies combined with advanced security and routing features in our products give us a significant advantage,” added Dr. Das.

“Our industry is showing signs of improvement, and we expect our fourth quarter revenue to be modestly higher than the third quarter.  Based on our current backlog and visibility, our revenue in the fourth quarter should be around $15.5 million.  At this revenue level, we should again achieve a non-GAAP operating profit,” concluded Dr. Das.

Additional details on TranSwitch’s third quarter 2009 financial results will be discussed during a conference call regarding this announcement today at 5:30 pm Eastern time. To listen to the live call, investors can dial 785-830-7980 and reference confirmation code: 5084835. The call will be recorded and a replay will be available two hours after the conclusion of the live broadcast through November 7, 2009.  To access the replay, dial 719-457-0820 and enter confirmation code: 5084835.  Investors can also access an audio webcast which will be broadcast through Vcall’s Investor Calendar at www.investorcalendar.com or the Company’s website at www.transwitch.com. This audio webcast will also be available on a replay basis for 10 business days.

Reconciliation of Non-GAAP Financial Measures to Comparable U.S. GAAP Measures
(Unaudited)

Pursuant to the requirements of Regulation G, the Company has provided a reconciliation of each non-GAAP financial measure used in this earnings release and related conference call or webcast to the most directly comparable financial measure prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). The reconciliation for historic non-GAAP measures is provided herein on a quantitative basis and for non-GAAP measures that are forward-looking is provided herein on a qualitative basis.

The non-GAAP measures used in this earnings release and related conference call differ from GAAP in that they exclude expenses related to stock-based compensation, amortization of intangible assets, the effects of special charges such as asset impairments restructuring charges and benefits and gain on extinguishment of debt. The Company’s basis for these adjustments is described below. Management uses these non-GAAP measures for internal reporting and forecasting purposes. The Company has provided these non-GAAP financial measures in addition to GAAP financial results because it believes that these non-GAAP financial measures provide useful information to certain investors and financial analysts for comparison across accounting periods not influenced by certain non-cash items that are not used by management when evaluating the Company’s historical and prospective financial performance.

Management uses these non-GAAP financial measures when evaluating the Company’s operating performance and believes that such measures are useful to investors and financial analysts in assessing the Company’s operating performance due to the following factors:

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The Company believes that the presentation of non-GAAP measures that adjust for the impact of stock-based compensation expenses, amortization of intangible assets, the effects of special charges such as asset impairments and restructuring charges and benefits and gain on extinguishment of debt provides investors and financial analysts with a consistent basis for comparison across accounting periods and, therefore, are useful to investors and financial analysts in helping them to better understand the company’s operating results and underlying operational trends.

We do not provide forward-looking GAAP measures or a reconciliation of the forward-looking non-GAAP measures to GAAP measures because of our inability to project special charges, asset impairments, employee separation costs and stock-based compensation related expenses.

The non-GAAP financial measures we provide have certain limitations because they do not reflect all of the costs associated with the operation of our business as determined in accordance with GAAP. The non-GAAP measures are in addition to, and not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. We endeavor to compensate for the limitations of these non-GAAP measures by providing GAAP financial statements, descriptions of the reconciling items and a reconciliation of the non-GAAP measures to the most directly comparable GAAP measures so that investors can appropriately incorporate the non-GAAP measures and their limitations into their analyses. Please see our financial statements and "Management's Discussion and Analysis of Results of Operations and Financial Condition" that will be included in the periodic report we expect to file with the SEC with respect to the financial periods discussed herein.

About TranSwitch Corporation

TranSwitch Corporation designs, develops and markets innovative semiconductors that provide core functionality and complete solutions for voice, data and video communications network equipment. As a leading supplier to telecom, datacom, cable television and wireless markets, TranSwitch customers include the major OEMs that serve the worldwide public network, the Internet, and corporate Wide Area Networks (WANs). TranSwitch devices are inherently flexible, with many incorporating embedded programmable microcontrollers to rapidly meet customers’ new requirements or evolving network standards by modifying a function via software instruction. TranSwitch implements global communications standards in its VLSI solutions and is committed to providing high-quality products and services. TranSwitch, Shelton, CT, is an ISO 9001:2000 registered company. For more information, visit www.transwitch.com.

Forward-looking statements in this release, including statements regarding management's expectations for future financial results and the markets for TranSwitch's products, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements, including without limitation the risk that TranSwitch’s and Centillium’s businesses will not be integrated successfully or will be delayed; the risk that the merger of the companies will involve unexpected costs or unexpected liabilities; uncertainties concerning the effect of the merger on relationships with customers, employees and suppliers of either company; and other risks associated with TranSwitch’s businesses such as the risks associated with acquiring new businesses; the risk of downturns in economic conditions generally and in the telecommunications and data communications markets and the semiconductor industry specifically; risks in product development and market acceptance of and demand for TranSwitch's products and products developed by TranSwitch's customers; risks relating to TranSwitch's indebtedness; risks of failing to attract and retain key managerial and technical personnel; risks associated with foreign sales and high customer concentration; risks associated with competition and competitive pricing pressures; risks associated with investing in new businesses; risks of dependence on third-party VLSI fabrication facilities; risks related to intellectual property rights and litigation; risks in technology development and commercialization; and other risks detailed in TranSwitch's filings with the Securities and Exchange Commission.

TranSwitch expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in expectations or any change in events, conditions or circumstances on which any such statement is based.

TranSwitch is a registered trademark of TranSwitch Corporation.

For more information contact:

Robert A. Bosi
Chief Financial Officer
Phone: 203.929.8810 ext. 2465
Robert.Bosi@transwitch.com

TranSwitch Corporation
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in thousands, except for per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
Net revenues:
Product revenues	$13,468	$9,896	$40,053	$25,430
Service revenues	1,713	602	3,910	1,479

Total net revenues	15,181	10,498	43,963	26,909
Cost of revenues:
Cost of product revenues	5,967	4,207	16,713	10,081
Provision for excess and obsolete inventories	202	114	450	137
Cost of service revenues	881	196	1,807	783
Total cost of revenues	7,050	4,517	18,970	11,001

Gross profit	8,131	5,981	24,993	15,908
Operating expenses:
Research and development	4,349	5,557	14,284	16,935
Marketing and sales	2,575	1,804	8,116	5,934
General and administrative	1,722	1,406	5,772	4,378
Restructuring (benefit) charge and asset impairments	119	(47)	(6,073)	25
Total operating expenses	8,765	8,720	22,099	27,272

Operating (loss) income (Note 1)	(634)	(2,739)	2,894	(11,364)
Other income (expense):
Change in fair value of derivative liability	—	(92)	—	(347)
Impairment of investments in non-publicly traded companies	—	—	(31)	—
Other (expense) income	(477)	242	(682)	100
Interest income (expense):
Interest income	31	221	107	680
Interest expense	(206)	(487)	(607)	(1,470)
Interest expense, net	(175)	(266)	(500)	(790)
Total other expense, net	(652)	(116)	(1,213)	(1,037)
(Loss) income before income taxes	(1,286)	(2,855)	1,681	(12,401)
Income tax expense	211	101	482	369

Net (loss) income	$(1,497)	$(2,956)	$1,199	$(12,770)

Basic net (loss) income per common share:	$(0.01)	$(0.02)	$0.01	$(0.10)

Basic average common shares outstanding	159,625	133,457	159,281	133,309

Diluted net (loss) income per common share:	$(0.01)	$(0.02)	$0.01	$(0.10)

Diluted average common shares outstanding	159,625	133,457	162,198	133,309

Note 1: Stock-based compensation expense included in cost of revenues and operating expenses is as follows:
Cost of revenues	$8	$13	$32	$47
Research and development	154	181	519	620
Marketing and sales	25	35	106	112
General and administrative	95	68	249	245

Total	$282	$297	$906	$1,024

TranSwitch Corporation
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited)
(in thousands)

	September 30, 2009	December 31, 2008

ASSETS
Current assets:
Cash, cash equivalents, restricted cash and short-term investments	$7,332	$15,284
Accounts receivable, net	13,468	12,865
Inventories	5,013	4,504
Prepaid expenses and other current assets	2,458	2,526
Total current assets	28,271	35,179

Property and equipment, net	1,438	2,029
Goodwill	24,651	25,079
Other assets	14,733	16,140
Total assets	$69,093	$78,427

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable, accrued expenses and other current liabilities	$20,602	$20,746
Restructuring liabilities, current portion	2,342	5,725
5.45% Convertible Notes, current portion	5,006	-
Total current liabilities	27,950	26,471

Restructuring liabilities	11,251	19,664
5.45% Convertible Notes	5,007	10,013

Total liabilities	44,208	56,148

Total stockholders’ equity	24,885	22,279

Total liabilities and stockholders’ equity	$69,093	$78,427

TRANSWITCH CORPORATION
Supplemental Reconciliation of GAAP Results to Non-GAAP
(Unaudited)
(In thousands, except per share data)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2009	2009	2008	2009	2008
GAAP gross profit	$8,131	$8,552	$5,981	$24,993	$15,908
Add:
Inventory Write-Up Acquired	0	42	-	269	-
Stock-based compensation	8	11	13	32	47
Non-GAAP gross profit	$8,139	$8,605	$5,994	$25,294	$15,955

GAAP gross margin	53.6%	58.8%	57.0%	56.9%	59.1%
Inventory Write-Up Acquired	0.0%	0.3%	0.0%	0.6%	0.0%
Stock-based compensation	0.1%	0.1%	0.1%	0.1%	0.2%
Non-GAAP gross margin	53.6%	59.2%	57.1%	57.5%	59.3%

GAAP research and development expenses	$4,349	$4,292	$5,557	$14,284	$16,935
Less:
Amortization of purchase accounting intangibles	114	113	17	346	53
Stock-based compensation	154	190	181	519	620
Non-GAAP research and development expenses	$4,081	$3,989	$5,359	$13,419	$16,262

GAAP selling, general, and administrative expenses	$4,297	$4,608	$3,210	$13,888	$10,312
Less:
Amortization of purchase accounting intangibles	283	340	88	873	264
Stock-based compensation	120	122	103	355	357
Non-GAAP selling, general, and administrative expenses	$3,894	$4,146	$3,019	$12,660	$9,691

GAAP operating expenses	$8,765	$8,865	$8,720	$22,099	$27,272
Less:
Amortization of purchase accounting intangibles	397	453	105	1,219	317
Stock-based compensation	274	312	284	874	977
Reversal of accrued royalties	-	-	-	-	-
Restructuring charges	119	(35)	(47)	(6,073)	25
Non-GAAP operating expenses	$7,975	$8,135	$8,378	$26,079	$25,953
Non-GAAP operating income (loss)	$164	$470	$(2,384)	$(785)	$(9,998)

GAAP net income (loss)	$(1,497)	$(1,320)	$(2,956)	$1,199	$(12,770)
Less:
Amortization of purchase accounting intangibles	397	453	105	1,219	317
Stock-based compensation	282	323	297	906	1,024
Inventory Write-Up Acquired	-	42	-	269	-
Restructuring charges	119	(35)	(47)	(6,073)	25
Non-GAAP net income (loss)	$(699)	$(537)	$(2,601)	$(2,480)	$(11,404)

GAAP basic and diluted net income (loss) per share	$(0.01)	$(0.01)	$(0.02)	$0.01	$(0.10)
Amortization of purchase accounting intangibles	0.01	0.01	-	0.01	-
Stock-based compensation	-	-	-	-	0.01
Restructuring charges	-	-	-	(0.04)	-
Non-GAAP net income (loss)	$(0.00)	$(0.00)	$(0.02)	$(0.02)	$(0.09)